SUPPLEMENT DATED APRIL 7, 2014 TO
                      THE PROSPECTUS DATED MARCH 28, 2014

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1156

     Guggenheim Select Quality Municipal Portfolio, Series 1 (the "Trust")
                              File No. 333-193978

      Due to an inadvertent mistake, the seventh security listed on the "Trust Portfolio" page was incorrectly named. Notwithstanding anything to the contrary in the Prospectus, the name of the seventh security is hereby replaced with "City of Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2006A (Assured Guarantee Insured)." The other information about this security (the aggregate principal amount, the maturity date, optional redemption provisions rating and cost to portfolio) is correct.

                       Please keep for future reference.